[Letterhead of Sutherland Asbill & Brennan LLP]

                                 April 23, 1999


VIA EDGARLINK

Board of Directors
Charter National Life Insurance Company
8301 Maryland Ave.
St. Louis, Missouri 63105

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 19 to the registration statement on Form N-4 for Charter National Variable Annuity Account (File No. 33-22925). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              Sutherland Asbill & Brennan LLP


                              By:  /s/ Stephen E. Roth
                                   -------------------
                                   Stephen E. Roth